Federated Balanced Allocation Fund

A Portfolio of Federated Managed Allocation Portfolios

Class A Shares (TICKER BAFAX)
Class B Shares (tICKER BAFBX)
Class C Shares (TICKER BAFCX)

SUPPLEMENT TO the summary and statutory PROSPECTUSES DATED January 31, 2011

A Special Meeting of Shareholders of Federated Balanced Allocation Fund will be held at 4000 Ericcson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on November 8, 2011, for the following purpose:

To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Asset Allocation Fund would acquire all or substantially all of the assets of Federated Balanced Allocation Fund, a portfolio of Federated Managed Allocation Portfolios, in exchange for Class A Shares, Class B Shares and Class C Shares of Federated Asset Allocation Fund. The Shares of Federated Asset Allocation Fund held by Federated Balanced Allocation Fund would then be distributed to Federated Balanced Allocation Fund's Shareholders, pro rata, in complete liquidation and termination of Federated Balanced Allocation Fund. As a result of the reorganization, shareholders of Federated Balanced Allocation Fund will receive Shares of the corresponding share class of Federated Asset Allocation Fund.

The Board of Trustees has fixed September 14, 2011, as the record date for determination of shareholders entitled to vote at the meeting.

August 16, 2011

Federated Balanced Allocation Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450935 (8/11)